Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly

Innovator U.S. Equity 10 Buffer ETF™ – Quarterly

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 27, 2024

September 23, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The current Outcome Period will end on September 30, 2024, and each Fund will commence a new Outcome Period that will begin on October 1, 2024 and end on December 31, 2024. Each Fund’s Cap will not be determined until the start of the new Outcome Period on October 1, 2024. A supplement to each Fund’s prospectus will be filed on September 30, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of September 23, 2024, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity 5 to 15 Buffer ETF™– Quarterly	EALT	6.00% – 6.65% (5.82% – 6.47% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity 10 Buffer ETF™– Quarterly	ZALT	3.20% – 3.80% (3.02% – 3.62% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference